FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1.	Investment Company Act File Number: 811-22888

Date of Notification: September 30, 2015

2.	Exact name of investment company as specified in registration statement:

WILDERMUTH ENDOWMENT STRATEGY FUND

3.	Address of principal executive office:

11525 Park Woods Circle, Ste. 200

Alpharetta, Georgia 30005

A.  ☒  The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.   ☐  The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.   ☐  The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By: /s/ John H. Grady

John H. Grady

Executive Vice President

WILDERMUTH ENDOWMENT STRATEGY FUND

SHAREHOLDER REPURCHASE OFFER NOTICE

September 30, 2015

Dear Wildermuth Endowment Strategy Fund Shareholder:

The Wildermuth Endowment Strategy Fund (the “Fund”) is a closed-end interval fund offering shares daily for cash that are not redeemable. To provide shareholders with some liquidity, the Fund has adopted a quarterly share repurchase program to repurchase a portion of its outstanding shares at net asset value (“NAV”) on the Repurchase Request Deadline (as defined in the enclosed Repurchase Offer Terms). You can generally only tender shares for repurchase during one of the Fund’s scheduled quarterly repurchase offer periods.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

Please note that the Fund’s quarterly repurchase offer period will begin on September 30, 2015 and will end at the Fund’s close of business (which is the close of business of the New York Stock Exchange (normally at 4:00 p.m., E.T.)) on October 30, 2015 (the “Repurchase Request Deadline”).

Please note that a repurchase of shares by the Fund may be a taxable event; consult your financial adviser or tax adviser for more information.

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form in accordance with the enclosed Repurchase Offer Terms prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

Please refer to the Fund’s Prospectus and the enclosed Repurchase Offer Terms and Repurchase Request Form for additional information. If you have any questions, a service representative is available by calling 1-866-271-9244. The enclosed documents apply to the current repurchase offer period, and new documents will be mailed in connection with subsequent quarterly repurchase offers.

Sincerely,

Wildermuth Endowment Strategy Fund

REPURCHASE OFFER TERMS

1.  The Offer. The Wildermuth Endowment Strategy Fund (the “Fund”) is offering to repurchase for cash five percent (5%) in the aggregate of its issued and outstanding shares (the “Shares”) on the Repurchase Request Deadline (described below) at a price equal to the Fund’s net asset value per Share (“NAV”), determined as of the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m., E.T.) on the Repurchase Pricing Date (described below), upon the terms and conditions set forth in (i) these Repurchase Offer Terms, (ii) the Wildermuth Endowment Strategy Fund Shareholder Repurchase Offer Notice (the “Repurchase Offer Notice”), (iii) the Fund’s Prospectus, and (iv) the related Repurchase Request Form. Together those documents constitute the “Offer.” If you wish to participate in the Offer, you must tender the Shares you wish to have repurchased prior to the Repurchase Request Deadline. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The purpose of the Offer is to provide some liquidity to shareholders since the Fund is unaware of any secondary market which exists for the Shares. Shares tendered for repurchase and redeemed that have been held for less than 91 days will be subject to a two percent (2%) redemption fee, as discussed below.

2.  Net Asset Value. You must determine whether to tender Shares prior to the Repurchase Request Deadline. However, the NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date. The NAV may fluctuate between the date you submit your repurchase request and the Repurchase Request Deadline and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date, the NAV on the Repurchase Request Deadline and the Repurchase Pricing Date could be higher or lower than on the date you submit a repurchase request. Please call 1-866-271-9244 for current NAV information. Shares of the Fund earn dividends declared on the day the Shares are repurchased. On September 23, 2015, the NAV per Share of the Fund was $10.65.

3.  Repurchase Request Offer Period and Repurchase Request Deadline. This quarter’s Offer begins on September 30, 2015. All tenders of Shares for repurchase must be received in proper form by Gemini Fund Services, LLC, the Fund’s sub-transfer agent (the “Sub-Transfer Agent”), or (for certain intermediaries) the broker-dealer or other intermediary through which you hold your Shares, between September 30, 2015 and before the Fund’s close of business (which is the close of business of the Exchange (normally 4:00 p.m., E.T., but the Exchange may close earlier on certain days)) on October 30, 2015 (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be strictly observed.

The Fund will not accept any alternative, conditional or contingent tenders for repurchase. All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender.

4.  Repurchase Pricing Date. The Fund anticipates that the date on which the Fund’s NAV applicable to the Offer is determined (the “Repurchase Pricing Date”) will normally be the same date as the Repurchase Request Deadline. The Fund, however, may choose to make the Repurchase Pricing Date for the Offer as many as 14 calendar days after the Repurchase Request Deadline. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day. If the Fund were to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s NAV (and thus the price that your Repurchase will receive) per Share may fluctuate between those dates.

5.  Payment for Shares Repurchased. The Fund will distribute repurchase proceeds to tendering shareholders in cash no later than 7 calendar days after the Repurchase Pricing Date (the “Repurchase Payment Date”).

6.  Redemption Fee on Shares Repurchased. The Fund charges a redemption fee on Shares repurchased that have been held for less than 91 days of two percent (2%) of the value of the repurchased Shares.

7.  Increase in Number of Shares Repurchased; Pro Rata Repurchase. If the Offer is oversubscribed such that shareholders tender for repurchase more than the Shares which the Fund is offering to repurchase, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to an additional two percent (2%) of the number of Shares outstanding on the Repurchase Request Deadline. If the number of Shares tendered for repurchase exceeds the number of Shares which the Fund is offering to repurchase, including, when applicable, the additional up to two percent (2%) of Shares described above, the Fund is required to repurchase the Shares tendered on a pro rata basis, rounded down to the nearest .001 of a Share. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than 100 Shares and who tender all of their Shares. There can be no assurance that the Fund will be able to repurchase all the Shares that you tender even if you tender all the Shares that you own. In the event of an oversubscribed Offer, you may be unable to liquidate some or all of your investment. You may have to wait until a subsequent quarterly repurchase offer to tender Shares that the Fund was unable to repurchase, and you would be subject to the risk of NAV fluctuations during that period. You must submit a new repurchase request for that offer. Any subsequent offer may also be oversubscribed.

8.  Withdrawal or Modification of Number of Shares to be Repurchased. Shares submitted pursuant to the Offer may be withdrawn or you may change the number of Shares submitted for repurchase at any time prior to the Repurchase Request Deadline. With respect to Shares held directly, shareholders seeking to modify or withdraw their tender of Shares must send to the Sub-Transfer Agent, at the address noted in the Repurchase Request Form, a notice of withdrawal or notice of modification, as applicable, that specifies the name of the person withdrawing or modifying a tender of Shares and the number of Shares to be withdrawn or the modified number of Shares to be tendered. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Shares may be re-tendered by following the procedures described herein prior to the Repurchase Request Deadline. For further information regarding modifications or withdrawals of tenders, you may call 1-866-271-9244 or contact the broker-dealer or other intermediary through which you hold your Shares.

9.  Suspension or Postponement of Repurchase Offer.  The Board of Trustees of the Fund may suspend or postpone this Offer only by a majority vote of the Trustees (including a majority of the disinterested Trustees) and only in the following limited circumstances:

(a)  during any period in which the Exchange or any other market on which the Fund’s portfolio securities are traded is closed, other than customary weekend and holiday closings, or trading in those markets is restricted; or

(b)  during an emergency that makes it impractical for the Fund to dispose of securities it owns or determine the NAV of Fund Shares; or

(c)  if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code; or

(d)  during other periods as the U.S. Securities and Exchange Commission permits the suspension or postponement of offers by the Fund for the protection of its shareholders.

If the Offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the Offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed Offer.

10.  Tax Consequences.    Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information. Shareholders should consult their tax advisers regarding the specific tax consequences, including state and local tax consequences, of participating in the repurchase offer. If the transaction is treated as a sale for tax purposes, any gain or loss recognized will be treated as capital gain or loss by shareholders that hold their Shares as a capital asset. If the sale is not treated as a sale or exchange for tax purposes, the amount received upon a repurchase of Shares will consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund’s earnings and profits for its taxable year and the shareholder’s basis in the Shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate increase in the Fund has been increased as a result of the tender.

Withholding on Non-U.S. Shareholders. The Sub-Transfer Agent will withhold federal income taxes equal to thirty percent (30%) of the gross payments payable to a non-U.S. shareholder unless the non-U.S. shareholder has provided to the Sub-Transfer Agent an appropriate Form W-8 on which it claims eligibility for a reduced rate of withholding or establishes an exemption from withholding on dividends. A non-U.S. shareholder may be eligible to obtain a refund of tax withheld if such shareholder is able to establish that no tax or a reduced amount of tax was due.

Transfer Taxes. The Fund will pay all Share transfer taxes, if any, payable on the transfer to it of Shares repurchased pursuant to the Offer. If, however, (a) payment of the Purchase Price is to be made to any person other than the registered owner(s), or (b) (in the circumstances permitted by the Offer) unpurchased Shares are to be registered in the name(s) of any person other than the registered owner(s), then the amount of any transfer taxes (whether imposed on the registered owner(s) or such other persons) payable on account of the transfer to such person(s) will be deducted from the Purchase Price by the Sub-Transfer Agent unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

11.  Documents in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Fund in its sole discretion, whose determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for any Shares which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in tender of any particular Shares or any particular shareholder, and the Fund’s interpretations of the terms and conditions of the Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Fund shall determine. Tendered Shares will not be accepted for repurchase unless all defects and irregularities have either been cured within such time or waived by the Fund. None of the Fund, Wildermuth Advisory, LLC, Gemini Fund Services, LLC or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. The Fund and Gemini Fund Services, LLC will not be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein, in the Repurchase Offer Notice, in the Repurchase Request Form or in the Fund’s Prospectus.

For a copy of the Fund’s Prospectus or for other information, visit www.arcincomefunds.com or call 1-866-271-9244.

Dated: September 30, 2015

WILDERMUTH ENDOWMENT STRATEGY FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, FRIDAY, OCTOBER 30, 2015

 MAIL TO:

Wildermuth Endowment Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of Wildermuth Endowment Strategy Fund (the “Fund”) and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

I understand that unless this form is submitted to the Fund in good order and free from error on or before the time and date specified above, that the Fund will not be able to honor a request for repurchase of shares pursuant to this Repurchase Offer.

Name(s) of Registered Shareholders:

Account Number:
Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Full Tender:	Please tender all shares in my account.

Partial Tender:	Please tender ___________shares from my account.

Dollar Amount:	Please tender enough shares to net $____________.

RETIREMENT ACCOUNTS ONLY - Withholding Notice and Election Form W-4P/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% federal income tax withholding be taken from your distributions. We encourage you to consult your accountant or tax adviser regarding your IRA distributions. Even if you elect not to have federal income tax withheld, you are liable for payment of federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

_____Federal income tax withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld)

_____ I elect NOT to have federal income tax withheld

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered accounts owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-866-271-9244 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By:       ___________________________